UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 18, 2022

Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events
On November 18, 2022, in connection with the previously announced separation and distribution (the “Distribution”) of approximately 15% of the shares of common stock of its wholly-owned subsidiary F&G Annuities & Life, Inc. (“F&G”), Fidelity National Financial, Inc. (“FNF”) announced in a press release that the U.S. Securities and Exchange Commission has declared effective F&G’s registration statement on Form 10 (the “Registration Statement”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Registration Statement includes an information statement that describes the separation and distribution and provides important information regarding F&G, including its business and management, certain risks related to an investment in F&G and certain other matters. F&G expects to commence mailing of the final information statement, dated November 18, 2022, to FNF’s shareholders on or about November 22, 2022.

F&G expects that shares of F&G common stock will commence trading on a “when-issued” basis on the New York Stock Exchange (the “NYSE”) under the symbol “FG WI” one business day prior to the November 22, 2022 record date for the Distribution. The Distribution is expected to be effective at 12:01 a.m. Eastern time on December 1, 2022. “Regular-way” trading of F&G common stock on the NYSE is expected to begin on December 1, 2022 under the symbol “FG.” Following the separation and distribution, FNF will continue to trade on the NYSE under the symbol “FNF.” Completion of the Distribution is subject to the satisfaction or waiver of certain conditions described in the final information statement and in the form of Separation and Distribution Agreement, which is filed as an exhibit to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release, dated November 18, 2022
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Financial, Inc.
Date:	November 18, 2022	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary